UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-12

                         Global Aircraft Solutions, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)Title of each class of securities to which transaction applies:

     (2)Aggregate number of securities to which transaction applies:

     (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)Proposed maximum aggregate value of transaction:

     (5)Total fee paid:

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)Amount Previously Paid:

     (2)Form, Schedule or Registration Statement No.:

     (3)Filing Party:

     (4)Date Filed:

                                     GLOBAL
                               AIRCRAFT SOLUTIONS
                                [GRAPHIC OMITTED]


                                 April 10, 2006

Dear Stockholder:

We cordially invite you to attend Global Aircraft Solution, Inc.'s Annual Meeting of Stockholders to be held on May 5, 2006. Enclosed are General Instructions, Notice of Annual Meeting, Proxy Statement, a Form of Proxy, and an Annual Report to Stockholders. The meeting will commence at 11:00 AM MST at the J.W. Marriott Starr Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500.

At the meeting we will ask stockholders (i) to elect six (6) persons to serve your Company as members of its Board of Directors; (ii) ratify the appointment of Seymour Siegel as a member of the Board of Directors; (iii) ratify the Epstein, Weber and Conover as the new external auditor for the Company; and (iv) to act upon such other matters as may properly come before the meeting.

We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. In order to better enable us to keep you up-to-date with Company developments and announcements electronically you may, at your option, provide the Company with your e-mail address.


                                         Sincerely,


                                         /s/ Ian Herman

                                         Ian Herman
                                         Chairman of the Board of Directors, and
                                         Chief Executive Officer


                     GLOBAL AIRCRAFT SOLUTIONS (OTCBB:GACF)
                   6901 S. Park Avenue, Tucson AZ 85706 U.S.A.
                    PHONE (520) 294-3481 FAX (520) 741-1430

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 5, 2006

                                 ---------------


To the Stockholder Addressed:

Global Aircraft Solutions, Inc. (the "Company") will hold its Annual Meeting of Stockholders at 11:00 AM MST on May 5, 2006, at the J.W. Marriott Starr Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500, for the following purposes:

     1. To elect Six (6) Directors to serve staggered terms as follows: (i) two directors to serve until the 2007 annual meeting of stockholders,
          (ii) two directors to serve until the 2008 annual meeting of stockholders; (iii) two directors to serve until the 2009 annual meeting of stockholders and thereafter until their successors have been duly elected and qualify;
     2. To ratify the appointment of Seymour Siegel as a member of the board of directors;
     3. To ratify Epstein, Weber and Conover as the new external auditor for the Company; and
     4. To act upon such other matters as may properly come before the meeting.

The record date for the determination of stockholders entitled to vote at the meeting is March 27, 2006, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

Whether or not you plan to attend the stockholders' meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

                                             By Order of the Board of Directors


                                             /s/ Ian Herman
                                             -----------------------------------
                                             IAN HERMAN
                                             Chairman and CEO

Tucson, Arizona

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


Who can attend the Annual Meeting?
----------------------------------

Only shareholders of record as of the close of business on March 27, 2006, their authorized representatives and guests will be able to attend the Annual Meeting.

How do I attend?
----------------

If you are a registered shareholder (your shares are held in your name) and plan to attend the Annual Meeting. Please notify us that you will be attending the Annual Meeting by checking the appropriate box on your enclosed proxy card or by contacting James Fry at (520) 294-3481.

If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record) and plan to attend the Annual Meeting, please contact James Fry at (520) 294-3481. Please be sure you have proof of ownership, such as a bank or brokerage account statement.

How do I vote at the Annual Meeting?
------------------------------------

If you wish to vote at the Annual Meeting, written ballots will be available at the meeting. If your shares are held in the name of a bank. broker or other holder of record and you decide to attend and vote at the Annual Meeting, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the meeting. However, if you vote by proxy and also attend the meeting, there is no need to vole again at the Annual Meeting unless you wish to change your vote.

How do I vote if I am a registered shareholder and cannot attend the Annual Meeting?
--------------------------------------------------------------------------------

All shareholders who are entitled to vote on the matters that come before the Annual Meeting have the opportunity to do so whether or not they attend the meeting in person. If you hold your shares through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to vote your shares. If you are a registered shareholder and are unable to attend the Annual Meeting you can vote your shares by proxy in one of the following manners:

     1)   By telephone at 1-520-294-3481; or
     2) By mail by marking, signing, dating and returning the enclosed proxy card promptly using the envelope provided.


Can I Revoke My Proxy?
----------------------

You may revoke your proxy by casting a ballot at the Annual Meeting. Any proxy not revoked will be voted as specified on your proxy card. If you return your proxy and no vote is specified (and you do not withhold authority for a nominee or you do not indicate that you abstain), your proxy will be voted in accordance with the Board of Directors' recommendations.


What Constitutes a Quorum at the Annual Meeting?
------------------------------------------------

Under Nevada law and the Company's By-laws, the presence in person or by proxy of the holders of record of a majority of the votes entitled to be cast constitutes a quorum. Abstentions and broker non-votes are counted as present to determine whether a quorum exists at the meeting.


How are Votes Counted?
----------------------

Election of Directors. Under Nevada law and the Company By-laws, the nominees for directors who receive a majority of all the votes cast shall be elected to the Board of Directors.

Ratification of Independent Auditors. Under Nevada law and the Company By-laws, ratification of the appointment of the independent auditors will be approved if a majority of all the votes cast are In favor of ratification.

Ratification of Appointment of Seymour Siegel. Under Nevada law and the Company By-laws, ratification of the appointment of Seymour Siegel will be approved if a majority of all the votes cast are In favor of ratification.

Shareholder Proposal. For any shareholder proposal, the affirmative vote of a majority of the votes cast is required for adoption of the resolution.


Note on Abstentions. If you abstain from voting on a particular matter, your vote will not be treated as present and, therefore, will not be treated as cast either for or against that proposal.

Note on "Broker Non-Votes." On routine matters, such as the Election of Directors, and Ratification issues, brokers may cast a vote on such shares. On non-routine matters, such as any Shareholder Proposals, brokers may not vote such shares and these broker "non-votes" will not be treated as present.


Are My Votes Confidential?
--------------------------

Global's policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law or assert or defend legal claims. Proxies may also not be kept confidential in a contested proxy solicitation or in the event that a shareholder makes a written comment on a proxy card or an attachment to it.

                                     GLOBAL
                               AIRCRAFT SOLUTIONS
                                [GRAPHIC OMITTED]


                                6901 S. Park Ave.
                              Tucson, Arizona 85706
                         www.globalaircraftsolutions.com

                                 ---------------


                                 PROXY STATEMENT

                                 ---------------


This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Global Aircraft Solutions, Inc. (the "Company") for use at the Company's 2006 Annual Meeting of Stockholders, to be held at 11:00 AM MST, on May 5, 2006, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the J.W. Marriott Star Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500.

All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for (i) the election to the Board of Directors of the six (6) persons named elsewhere in this proxy statement; (ii) the ratification of the appointment of Seymour Sigel as a member of the board of directors as set forth elsewhere in this proxy statement; and (iii) the ratification of Epstein, Weber and Conover as the new independent auditor for the Company. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the meeting may revoke any proxy previously given and vote in person.

This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about April 10, 2006. The cost of the solicitation will be borne by the Company.

Global's authorized stock includes only Common Stock. As of March 27, 2006, the record date, there were 38,728,215 shares of Global Common Stock outstanding and entitled to one vote each at the Annual Meeting. Holders of Common Stock vote together on all matters as a single class.

                                TABLE OF CONTENTS



                                                                           Page

Purpose of Meeting                                                         3
Voting                                                                     3
Proxy Item No. 1 - Election of Directors                                   3
Proxy Item No. 2 - Ratification of Appointment of
                     Seymour Sigel as Director                             5
Proxy Item No. 3 - Ratification of Epstein, Weber & Conover
                      as Independent Auditors                              6
Company Summary                                                            7
Security Ownership of Certain Beneficial Owners & Management               8
Directors and Executive Officers                                           9
Section 16(a) Beneficial Ownership Reporting Compliance                    9
Board of Directors                                                         10
Compensation of Directors                                                  10
Executive Compensation                                                     11
Employment Agreements                                                      13
Committees of the Board of Directors                                       13
Audit Committee                                                            14
Audit Committee Report                                                     14
Audit Fees                                                                 15
Compensation Committee                                                     16
Compensation Committee Report                                              16
Executive Committee                                                        17
Stock Performance                                                          17
Stock Performance Graph and Table                                          17
2006 Stockholder Proposals                                                 18
Other Matters                                                              18
2007 Stockholder Proposals                                                 18
Annual Report                                                              18
Other Information                                                          18
Form of Proxy Card                                                         23

EXHIBITS

A - Audit Committee Charter                                                19

                               PURPOSE OF MEETING

At the meeting, the Board of Directors will ask stockholders (1) to elect six
(6) directors, two of whom will serve until the 2007 annual meeting of stockholders, two of whom will serve until the 2008 annual meeting of stockholders and two of whom will serve until the 2009 annual meeting of stockholders, and thereafter until their successors are duly elected and qualify; (2) ratify the appointment of Seymour Siegel as a member of the Board of Directors; and (3) ratify Epstein, Weber and Conover as the new independent auditor for the Company. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

There will also be an address by the Chairman of the Board of Directors, Chief Executive Officer of the Company, and President and a general discussion period during which stockholders will have an opportunity to ask questions about the Company's business.

                                     VOTING

Only holders of record of the Company's outstanding Common Stock at the close of business March 27, 2006 (the "record date"), will be entitled to vote at the meeting. On the record date, 38,728,215 shares of Common Stock were outstanding and entitled to be voted.

Shares of Common Stock represented by proxies that are properly executed and returned to the Company will be voted at the meeting in accordance with the stockholders' instructions contained in such proxies. Where no such instructions are given, proxy holders will vote such shares in accordance with the recommendations of the Board of Directors. The proxy holders will also vote such shares at their discretion with respect to such other matters as may properly come before the meeting. The Company does not know of any matters to be acted upon at the meeting other than the three (3) matters described in this proxy statement.

A quorum at the meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the record date and entitled to vote at the meeting. Cumulative voting in the election of Directors is not allowed. Each holder of shares of Common Stock issued and outstanding on the record date shall be entitled to one vote for each share owned by such holder on each matter to be voted on at the meeting. At the meeting, in accordance with the Company's charter documents and Nevada law, the stockholders by a plurality of the votes cast shall: (i) elect six Class I Directors; (ii) ratify the appointment of Seymour Siegel as a member of the Board of Directors; (iii) ratify Epstein, Weber and Conover as the new independent auditor for the Company; and (iv) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the six (6) director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be counted as "no" votes and will be disregarded and will have no effect on the outcome of any other vote at the meeting.

                    PROXY ITEM NO. 1 -- ELECTION OF DIRECTORS

The Company's Board of Directors previously served one-year terms; however, by unanimous vote of the Board of Directors and pursuant to the authority vested in the Board of Directors by the By-Laws of the Company, the term of service as a Board Member shall now be staggered as follows:

     1) Board of Director Member and Nominee Gordon D. Hamilton is nominated for election at the Annual Meeting for a one (1) year term beginning May 2006;
     2) Board of Director Member and Nominee Alfredo Mason is nominated for election at the Annual Meeting for a one (1) year term beginning May 2006;
     3) Board of Director Member and Nominee John B. Sawyer is nominated for election at the Annual Meeting for a two (2) year term beginning May 2006;
     4) Board of Director Member and Nominee Lawrence Mulcahy is nominated for election at the Annual Meeting for a two (2) year term beginning May 2006;
     5) Board of Director Member and Nominee Ian Herman is nominated for election at the Annual Meeting for a three (3) year term beginning May 2006;
     6) Board of Director Member and Nominee Seymour Siegel is nominated for election at the Annual Meeting for a three (3) year term beginning May 2006;

At the meeting for which proxies are being solicited, Six (6) Directors will be elected; two (2) directors to serve until the 2007 Annual Meeting of Stockholders; two (2) directors to serve until the 2008 Annual Meeting of Stockholders; and two (2) directors to serve until the 2009 Annual Meeting of Stockholders, and thereafter until their successors are duly elected and qualify.

Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of John Sawyer, Ian Herman, Gordon Hamilton, Lawrence Mulcahy, Alfredo Mason and Seymour Siegel as Directors. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the meeting, the Board will select a substitute nominee.

                                    Directors
       Terms of Office Expiring at the 2006 Annual Meeting of Shareholders

 Name and Age                           Business Experience
 ------------       ------------------------------------------------------------

Ian Herman, 59      Mr. Herman has been a Director, Chairman and Chief Operating
                    Officer since May 2, 2002. From 1995-2000, Mr. Herman was
                    Chairman and a Board Member for the British government handling major inward investments into the United Kingdom as well as administering and evaluating projects in diverse industries totaling more than $200,000,000.00. During his tenure with the British government, Mr. Herman was awarded the Freedom of the City of London in recognition of his services. During the period of 1990-1999, Mr. Herman was the Chief Executive Officer of his own accounting and business consulting business specializing in publishing, healthcare, telecommunications, airlines, manufacturing and information technology. From 1988-1990 Mr. Herman was Chairman and Chief
                    Executive Officer for British World Airways Limited where he took the group from losses of over $3,000,000.00 to profits in excess of $3,000,000.00.

John Sawyer, 40     Mr. Sawyer has been President, Chief Operating Officer and
                    Director since May 2, 2002. From 1998 through May 6, 2002,
                    John Sawyer was Chief Operating Officer of Hamilton
                    Aviation, Inc. From 1996 until 1997, Mr. Sawyer was president of Matrix Aeronautica S.A. de C.V., a Mexican repair station located in Tijuana, Baja California. John received an A.A. in Aerospace Engineering from the University of Texas (Austin). In 1986 John joined Pan
                    American World Airways based in Berlin, Germany. Subsequent to that he worked as a Production Foreman at Raytheon, a Quality Control Supervisor at TIMCO, a Heavy Maintenance
                    Representative for World Airways, and Director of Quality
                    Control at Federal Express Feeder.

Gordon
   Hamilton, 52     Mr. Hamilton has been a Director since September 2003.
                    Gordon is the son of Hamilton Aviation founder, Gordon B.
                    Hamilton, and literally grew up in the aviation business.
                    Mr. Hamilton joined Hamilton Aviation full time as Vice
                    President, Marketing after graduating with honors from the University of Chicago in 1978 with a BA in Tutorial Studies.
                    Gordon became President and Chief Executive Officer of
                    Hamilton Aviation in 1993; a position that he held until joining Hamilton Aerospace in 2003.

Lawrence
   Mulcahy, 56      Mr. Mulcahy was appointed as a Director by Consent of
                    Shareholders in July 2004. Since 1988, Mr. Mulcahy has served as the President of L.L. Industries, d/b/a Davis
                    Kitchens.Davis Kitchens is a wholesale distributor of cabinetry for commercial and residential use. Since 1994, Mr. Mulcahy has served as the President of Becker
                    Specialties and Manufacturing in Tucson, AZ, a manufacturer of plastic laminate countertop blanks. Mr. Mulcahy has also been a partner in Davis Kitchens since 1994. Mr. Mulcahy received his B.S. in Economics from the University of Arizona and was a member of the United States Air Force prior to attending college.

Alfredo Mason, 44   Mr. Mason was appointed as a Director by Consent of
                    Shareholders in July 2004. From 1990 - Present Mr. Mason was the founder of and currently serves as the President and CEO of Southeast Marine and Aviation Insurance. From 1988 - 1990
                    Mr. Mason was the Director of Aviation and Aerospace for Sedgwick James. From 1986 - 1988 Mr. Mason was the Senior
                    Account Executive for the Aviation and Aerospace Division of
                    Marsh & McLennan. From 1983 - 1986 Mr. Mason was the
                    Director of Administration and Engineering for Pan Aviation
                    Airlines. Mr. Mason attended Embry-Riddle Aeronautical
                    University where he majored in Aeronautical/Aerospace
                    Engineering and also attended the University of Miami where he studied International Finance and Insurance.

Seymour Siegel 63   Mr. Siegel is a principal in the Business Consulting Group of Rothstein, Kass & Company, P.C. Rothstein, Kass & Company is a national firm of accountants and consultants with 650 members and offices in 8 cities. Mr. Siegel was managing partner and founder of Siegel Rich and Co., P.C., which merged into Weiser & Co., LLP, a large regional firm where he was a senior partner until forming Siegel Rich Inc. in 1994, which in April 2000, became a division of Rothstein
                    Kass. Mr. Siegel is also currently the Chairman of the Audit
                    Committee of Hauppauge Digital, Inc., Emerging Vision, Inc., and Gales Industries, Inc.


    PROXY ITEM NO. 2 -- RATIFICATION OF THE APPOINTMENT OF SEYMOUR SIEGEL AS
                            DIRECTOR OF THE COMPANY


The By-Laws of the Company provide that the Board of Directors can increase the size of the Board up to seven (7) members. On January 9, 2006, the Board increased the number of members of the Board from five to six and appointed Seymour Siegel as a member the Board. Mr. Siegel will serve until ratification and election at the annual meeting of stockholders to be held in the year 2006 or until his earlier death, resignation or removal. At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's appointment and elect Mr. Siegel for a three (3) year term.

Mr. Siegel is a principal in the Business Consulting Group of Rothstein, Kass & Company, P.C., a national firm of accountants and consultants with 650 members and offices in 8 cities. Mr. Siegel was managing partner and founder of Siegel Rich and Co., P.C., which merged into Weiser & Co., LLP, a large regional firm where he was a senior partner until forming Siegel Rich Inc. in 1994, which in April 2000, became a division of Rothstein Kass. Mr. Siegel has been a director, trustee and officer of numerous business, philanthropic and civic organizations. He is currently the Chairman of the Audit Committee of Hauppauge Digital, Inc., Emerging Vision, Inc., and Gales Industries, Inc. and has served as a Director and member of the audit committees of Barpoint.com, Oak Hall Capital Fund, Prime Motor Inns Limited Partnership and Noise Cancellation Technologies, all public companies. It is fully expected that Mr. Siegel will be joining the Company's Audit and Compensation Committees.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Seymour Siegel as a member of the Board.


    PROXY ITEM NO. 3 -- RATIFICATION OF THE APPOINTMENT OF EPSTEIN, WEBER AND
         CONOVER AS THE NEW EXTERNAL INDEPENDENT AUDITOR OF THE COMPANY

On January 9, 2006, the Audit Committee of the Board of Directors of Global Aircraft Solutions, Inc. voted to dismiss Larry O'Donnell, CPA, P.C. as the Company's independent registered public accountant. Larry O'Donnell, CPA, P.C. was notified of the dismissal on January 9, 2006. This dismissal followed the Audit Committee's receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2005. None of the reports of Larry O'Donnell, CPA, P.C. on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports did contain a going concern paragraph. During the Company's past two fiscal years and through January 9, 2006 there have been no disagreements with Larry O'Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larry O'Donnell, CPA, P.C. would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Epstein, Weber & Conover, PLC ("EWC") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005 and future filings. The decision to engage EWC was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Registrant consulted with EWC regarding any of the items listed in Item 304(a)(2) of Regulation SB.

The Company requested that Larry O'Donnell, CPA, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated January 9, 2006, is filed as Exhibit 99.1 to the report on Form 8-K filed January 11, 2006.

At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board's appointment of EWC as the new independent auditors of the Company.


The Board of Directors recommends that shareholders vote FOR the ratification of Epstein, Weber & Conover as Global's new independent auditors.

                                 COMPANY SUMMARY

We are a publicly traded company, and the bulk of our day to day operations are currently and were as of December 31, 2005, conducted by our operating subsidiaries, Hamilton Aerospace Technologies, Inc. ("HAT"), which was organized on April 5, 2002 and began operations April 15, 2002 and World Jet Corporation ("WJ"), which was acquired with a transaction date of January 1, 2004. Our aircraft trading transactions are conducted by Global. On August 26, 2005, Global together with BCI Aircraft Leasing, ("BCI"), formed a joint venture Delaware limited liability company called JetGlobal, LLC. This is a special purpose LLC was formed to acquire and remarket commercial jet aircraft.

Global is a public company that trades in the U.S. over-the-counter market. Our common stock is quoted on the OTC Bulletin Board under symbol GACF. Global was initially formed as a holding company to establish, maintain and administer the equity and debt funding of any acquired subsidiaries as well as maintain such capitalization of any subsidiaries. It's main operating subsidiaries were HAT which provides aircraft maintenance, repair and overhaul ("MRO") services to owners and operators of Transport Category commercial jet aircraft as well as aircraft trading and WJ which sells and brokers the sale of aircraft parts, airframe components, engines and engine materials including Expendables, Rotables and Consumables. However, at the beginning of 2005, it was decided that in addition to its role as holding company, Global would become active in aircraft trading, replacing HAT in that arena. The only revenue that has been reported prior to 2005 by Global was revenue derived from a contract with Mesa Airlines, beginning in the third quarter of 2003 and ending in December of 2004. That revenue represented the first revenue produced by the parent Company (Global) since consolidation with HAT. This work was performed by HAT, but revenue and expenses were booked to Global because the customer wanted to contract directly with HAT's parent (Global) rather than with the wholly owned subsidiary (HAT).

During the year ended December 31, 2005, 72% of the Company's operations were conducted by the two operating subsidiaries: (1) HAT which accounted for approximately 55% of the Company's revenue; and (2) WJ which accounted for approximately 17% of the Company's revenue. Global contributed 28% of the Company's revenue through its entrance into the aircraft trading venue. In addition to the operating expenses incurred by Global for administrative, legal and accounting functions associated with Global managing the shares of its wholly owned subsidiaries as well as all activities related to capitalizing and maintaining adequate capitalization levels for its subsidiaries, Global, beginning in 2005, also reports expenses generated in the pursuit of aircraft trading.

HAT was organized on April 5, 2002 and World Jet was organized on April 22, 1997. On May 2, 2002, Global acquired newly formed HAT, a Delaware corporation, in a stock-for-stock exchange. HAT was formed on April 5, 2002, and began operations on April 15, 2002. HAT was created as a provider of aircraft maintenance, repair and overhaul ("MRO") services to owners and operators of Transport Category commercial jet aircraft. Its customers are all aircraft operators or owners, including passenger and cargo air carriers, and aircraft leasing companies. On July 15, 2004, (effective as of January 1, 2004), Global acquired World Jet, a privately owned Nevada corporation, located at 6900 S. Park Ave., Tucson, AZ 85706, pursuant to a stock purchase agreement whereby Global acquired 100% of the stock of World Jet for a total purchase price of $2,050,000.00 payable as follows: 1) $1,250,000.00 in cash, 2) $300,000.00 promissory note, and 3) 1,000,000 shares of Global stock at a price of $0.50 per share as well as assuming all liabilities of World Jet including the income tax liability for World Jet fiscal 2003. World Jet is an aircraft parts sales and aircraft parts brokerage facility servicing aircraft operators, aircraft leasing companies and MRO facilities.

On August 26, 2005, Global together with BCI Aircraft Leasing, ("BCI"), formed a joint venture Delaware limited liability company called JetGlobal, LLC. This is a special purpose LLC formed to acquire and remarket commercial jet aircraft. BCI will be primarily responsible for the marketing aspects of JetGlobal while Global will be responsible for the technical, repair and maintenance aspects associated with remarketing purchased aircraft. Global invested an initial amount of $1,125,000 for a 30% membership and profit interest and BCI invested an initial amount of $2,625,000 for a 70% membership interest in JetGlobal. Pursuant to the terms of JetGlobal's Operating Agreement, although the Company has a 30% membership interest, it is only responsible for 25% of the costs and expenses associated with JetGlobal including any business transactions.

At December 31, 2005 a total of approximately 173 employees were employed by HAT, 27 of which performed administrative functions. World Jet has approximately 20 employees consisting of sales staff and administrative personnel. In connection with the acquisition of World Jet by Global, Global retained the entire World Jet staff including key sales and management personnel to maintain customer contacts and relations to assure a smooth and consistent administration of operations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

     The following table sets forth information, as of March 27, 2006, with respect to each person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock.(1)

                                                    Shares              Percent
   Name and Address                                 Beneficially        of Class
   of Beneficial Owner                              Owned(1)            Owned(1)
   -------------------                              --------           ---------
   Barron Partners, LP...........................   7,200,000  (2)       15.37%
   Brencourt Advisors, LLC.......................   2,298,350  (3)        5.93%
   Contrarian Capital Management.................   4,000,000  (4)       10.33%
   Delta Offshore, Ltd...........................   3,000,000  (5)        7.75%
   John Sawyer...................................   2,681,666  (6)        6.79%
   CRT Capital Group, LLC........................   2,543,500  (7)        6.57%
   Ian Herman....................................   2,448,334  (8)        6.30%
   Silver Point Capital, L.P.....................   2,000,000  (9)        5.16%
   Perugia Design................................   2,000,000             5.16%

--------------------------------------------------------------------------------

(1) In setting forth this information, the Company has relied upon its stock and transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after March 27, 2006, upon the exercise of outstanding warrants or options. Shares of Common Stock issuable upon the exercise of such warrants are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 38,728,215 shares of Common Stock issued and outstanding on March 27, 2006 plus any shares which may be acquired by such beneficial shareholder within 60 days. This calculation does not include warrants and options held by non-beneficial shareholders holding less than 5% of the outstanding stock.
(2) Represents a warrant to acquire 7,200,000 shares that may be acquired upon conversion of such warrant at an exercise price of $1.36 per share.
(3) As reported on Schedule 13G filed 2/14/06 for 2,298,350 shares as an investment advisor.
(4) As reported on Schedule 13G on 7/28/05 as an investment advisor with shared voting and dispositive power with Contrarian Equity Fund, L.P. which reports holding 3,355,669 shares as a corporation.
(5) As reported on Schedule 13G on 7/27/05 as a corporation with shared voting and dispositive power with Trafelet & Company, LLC and Remy Trafelet as members of the group.
(6) As reported with the Company which includes 766,666 shares which may be acquired by the exercise of options at an exercise price of $.17 per share.
(7) As reported on Schedule 13G filed 12/30/05 for 2,543,500 shares as a registered broker dealer.
(8) As reported with the Company which includes 133,334 shares which may be acquired by the exercise of options at an exercise price of $.17 per share.
(9) As reported on Schedule 13G filed 7/27/05 for 2,000,000 shares. The 13G was filed jointly by Silver Point Capital, L.P. Edward Mule and Robert O'Shea with respect to the ownership of shares by Silver Point Capital Fund, L.P. ("Fund") and Silver Point Offshore Fund, Ltd. ("Offshore Fund"). The reporting persons have entered into a joint filing agreement dated August 5, 2005. Silver Point Capital, L.P. is the investment manager of the Fund and Offshore Fund and by such status may be deemed to be the beneficial owner of shares held by the Fund and Offshore Fund. In the Schedule 13G, Silver Point Capital, L.P. and Messrs Mule and O'Shea disclaim beneficial ownership of the shares held by the Fund and the Offshore Fund, except to the extent of any pecuniary interest.

Directors and Executive Officers

The following table sets forth information, as of March 27, 2006, with respect to the beneficial ownership of the Company's Common Stock, $.001 par value per share, its only class of voting securities, by (a) each Director and nominee for Director of the Company; (b) the officers of Global named in the Summary Compensation Table later in this proxy statement; and (c) all Directors and executive officers of the Company as a group (1):


                                                                                   Shares     Percent of
                                                                                Beneficially     Class
Name of Beneficial Owner                           Capacity                       Owned(1)     Owned(1)
------------------------                           --------                   --------------- ---------
Ian Herman                        Director, Nominee for Director , Chief        2,448,334 (2)   6.79%
                                  Executive Officer & Chairman
John Sawyer                       Director and Nominee for Director,            2,681,666 (3)   6.30%
                                  COO & President
Gordon Hamilton                   Director and Nominee for Director                     0         *
Lawrence Mulcahy                  Director and Nominee for Director               100,000         *
Alfredo Mason                     Director and Nominee for Director               100,000         *
Seymour Siegel                    Director and Nominee for Director                10,000         *


Directors and Executive Officers as a Group.................................... 5,340,000        13.79%


    * Individual is the beneficial owner of less than one percent (1%) of the Company's outstanding Common Stock, if any.
--------------------------------------------------------------------------------

(1) In setting forth this information, the Company has relied upon its stock and transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after March 27, 2006, upon the exercise of outstanding warrants or options. Shares of Common Stock issuable upon the exercise of such warrants or options are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 38,728,215 shares of Common Stock issued and outstanding on March 27, 2006 plus any shares which may be acquired by shareholders, option holders or warrant holders within 60 days after March 27, 2006. This calculation does not include warrants and options held by non-beneficial shareholders holding less than 5% of the outstanding stock.

(2) As reported with the Company which includes 766,666 shares which may be acquired by the exercise of options at an exercise price of $.17 per share.

(3) As reported with the Company which includes 133,334 shares which may be acquired by the exercise of options at an exercise price of $.17 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. To the Company's knowledge, based solely on information provided to the Company by such persons and on a review of the copies of such reports furnished to the Company, all such persons timely complied with the Section 16(a) filing requirements during and with respect to the Company's 2005 fiscal year.

                               BOARD OF DIRECTORS

Our business and affairs are overseen by our six (6) member Board of Directors pursuant to the Nevada Corporation Law and our By-Laws. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman, Chief Executive Officer and the President, and with key members of management, by reviewing materials provided to them and by participating in Board and Committee meetings. Members of the Board of Directors were elected annually until the Board of Directors recently determined by unanimous vote to stagger the terms of Board members as set forth below beginning with elections at the 2006 Annual Meeting. It has established standing Audit and Compensation Committees as of July 15, 2004. In the event of any ties of any voting by the Board of Directors, the Chairman, Ian Herman, possesses the tie breaking vote. The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company.


The Board of Directors has four (4) scheduled meetings per year. These meetings are to occur on the second Wednesday of March, the first Friday of May, the first Wednesday of August, and the first Wednesday of November.

The Company's Board of Directors previously served one-year terms; however, by unanimous vote of the Board of Directors and pursuant to the authority vested in the Board of Directors by the By-Laws of the Company, the term of service as a Board Member shall, upon elections at the 2006 Annual Meeting, be staggered as follows:

1) Board of Director Member and Nominee Gordon D. Hamilton is nominated for election at the Annual Meeting for a one (1) year term beginning May 2006;
2) Board of Director Member and Nominee Alfredo Mason is nominated for election at the Annual Meeting for a one (1) year term beginning May 2006;
3) Board of Director Member and Nominee John B. Sawyer is nominated for election at the Annual Meeting for a two (2) year term beginning May 2006;
4) Board of Director Member and Nominee Lawrence Mulcahy is nominated for election at the Annual Meeting for a two (2) year term beginning May 2006;
5) Board of Director Member and Nominee Ian Herman is nominated for election at the Annual Meeting for a three (3) year term beginning May 2006;
6) Board of Director Member and Nominee Seymour Siegel is nominated for election at the Annual Meeting for a three (3) year term beginning May 2006;


                            Compensation of Directors

The Company has employment agreements with Ian Herman and John Sawyer. Each provides for the payment of a base salary with increases in base salary based upon the company's net profit performance and for bonus and/or stock compensation based on performance. These directors who are also officers and employees of the Company receive no additional pay for serving as directors.

Director Seymour Siegel receives an annual retainer of $20,000.00, receives options to purchase 10,000 shares of Company common stock awarded annually on the first date of service and vesting at the conclusion of each year of service at an exercise price equivalent to the market value of the common stock of the Company on the date of issue, a signing bonus of 10,000 shares of Company common stock, and 10,000 shares of Company common stock at the conclusion of each year of service. Directors Alfredo Mason and Lawrence Mulcahy each received 100,000 shares of common stock of the Company as compensation for service on the Board of Directors for the year 2005 and the year 2006. Director Gordon D. Hamilton receives an annual retainer of $40,000.00 to serve on the Board of Directors. As determined by a unanimous vote of the Compensation Committee, all Director's compensation shall be made uniform based upon the compensation arrangement set forth for Director Seymour Siegel effective as of election at the Annual Meeting.

If a director who is not an officer or employee of the Company also serves on a committee, that director also receives additional compensation as follows:

Audit Committee               $6,000.00 per annum and $1,000.00 per meeting

Compensation Committee        $4,000.00 per annum and $500.00 per meeting

In addition to the above stated compensation, all directors who are not officers or employees of the Company also receive $1,000 for every scheduled Board of Directors meeting, plus travel and incidental expense reimbursement.


                             EXECUTIVE COMPENSATION

The table below presents information concerning the compensation of the Company's Chief Executive Officer, Chief Financial Officer and it's President and COO for fiscal year 2005. Such officers are sometimes collectively referred to below as the "Named Officers."

                                              SUMMARY COMPENSATION TABLE

                                               Long-Term Compensation

                               Annual Compensation                       Awards              Payouts
                               ------------------------------        ----------------------  --------

(a)                     (b)    (c)         (d)          (e)          (f)         (g)          (h)          (i)

Name and                Year   Salary      Bonus        Other        Restricted  Securities,  LTIP         Other
principal position                                                   Stock       Underlying   Payouts      Compensation
                                                                     Awards      options &
                                                                                 SAR's

                                                                     (Shares)

Ian Herman, CEO &       2005   $125,655    $16,000      None         None        None         None         None
CFO

                        2004   $120,012    $13,000      $8,000 (1)   2003award   133,334      None         None
                                                                     vested

                    2   2003   $109,717    None         None         2,500,000   None         None         None

                        2002   $ 75,240    None         None         None        $40,000      None         None


John B. Sawyer          2005   $155,755    $35,000      None         None        None         None         None
President, COO

                        2004   $146,546    $  26,000    $46,000(1)   2003award   766,666      None         None
                                                                     vested

                    2   2003   $142,159    None         None         2,500,000   None         None         None

                        2002   $ 88,310    None         None           400,000   None         None         None

(1) Represents the amount of compensation from options awarded in May 2004 based up a $.06 discount between the exercise price and the market price at the measurement date.

(2) The Restricted stock awards given to Herman and Sawyer in 2003 are pursuant to Employment Agreements filed under form DEF 14C on September 26, 2003.


                                       11





The Company has or intends to implement employee benefits that are or will be generally available to all its employees and its subsidiary employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan.


Directors and Officers Ian Herman and John Sawyer received stock options in May
2004 at a .06 discount from the then current market price with such discount being listed as compensation from the Company in the year ended December 31, 2004.


                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                Individual Grants

(a)                       (b)                    ( c)                    (d)                    (e)

Name                      Number of Securities   % of Total              Exercise or Base       Expiration Date
                          Underlying             Options/SAR's Granted   Price ($/Sh)
                          Options/SAR's Granted  to Employees in
                                                 Fiscal Year
--------                  -------------------------------------------------------------------------------------

                                                 NONE


          AGGREGATED OPTION'SAR EXERCISES IN LAST FISCAL YEAR and FISCALYEAR-END OPTION/SAR VALUES

(a)                     (b)                   ( c)                 (d)                       (e)

Name                    Shares Acquired on    Value Realized ($)   Exercisable               Unexercisable
                        Exercise
--------                ---------------------------------------------------------------------------------------

Ian Herman              None                  N/A                  133,334                   N/A

John B. Sawyer          None                  N/A                  766,666                   N/A


2002 Compensatory Stock Option Plan
-----------------------------------

Global has adopted the 2002 Compensatory Stock Option Plan for officers, employees, directors and advisors (the "2002 CSO Plan"). The shareholders have not yet approved this plan. Global has reserved a maximum of 3,000,000 Common Shares to be issued upon the exercise of options granted under the 2002 CSO Plan. The 2002 CSO Plan will not qualify as an "incentive stock option" plan under Section 422A of the Internal Revenue Code of 1986, as amended. The Board of Directors or other plan administrator will grant options under the 2002 CSO Plan at exercise prices to be determined. With respect to options granted pursuant to the 2002 CSO Plan, optionees will not recognize taxable income upon the grant of options granted at or in excess of fair market value. Global will be entitled to a compensating deduction (which it must expense) in an amount equal to any taxable income realized by an optionee as a result of exercising the option. The Board of Directors administers the 2002 CSO Plan. Options to purchase an aggregate of 2,540,000 shares of Global common stock have been granted under the 2002 CSO Plan Options to purchase 900,000 shares were outstanding at December 31, 2005 and 270,000 shares had not vested and had not been issued under agreements with employees.

2003 Employee Stock Compensation Plan
-------------------------------------

Global has adopted the 2003 Employee Stock Compensation Plan for officers, employees, directors and advisors (the "2002 ESC Plan"). The shareholders have not yet approved this plan. Global has reserved a maximum of 5,000,000 Common Shares to be issued upon the grant of awards under the ESC Plan. Employees will recognize taxable income upon the grant of Common Stock equal to the fair market value of the Common Stock on the date of the grant and Global will recognize a compensating deduction at such time. The Board of Directors administers the ESC Plan. 3,430,000 shares of Common Stock available under the ESC Plan have been awarded and 3,330,000 shares had been issued at December 31, 2005.


Employment Agreements

The Company has an employment agreement with Ian Herman that provides that he shall serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until July 21 2006, subject to successive one-year extensions, at the election of the Company and Mr. Herman, in the event that the Board of Directors fails to give him written notice, on or before July 21 2006, of its intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Herman at a base salary of not to exceed $150,000.00 per year plus employee benefits and has agreed to indemnify him against certain losses. Mr. Herman is entitled to an increase in base salary based upon the performance of the Company. In the event the Company's net profit equals at least $1,000,000.00, Mr. Herman's base salary shall be increased not to exceed $200,000.00 for such annual period and in the event the Company's annual net profit is greater than $1,000,000.00, the base salary shall increase up to $250,000.00, with such increase not to exceed 5% of all net profit in excess of $1,000,000.00. Mr. Herman may also be entitled to an annual discretionary bonus as determined by the Company's board of directors.

The Company has an employment agreement with John Sawyer that provided that he would serve as President and Chief Operating Officer of the Company until July 21, 2006, subject to successive one-year extensions, at the election of the Company and Mr. Sawyer, in the event that the Company failed to give him written notice, on or before July 21, 2006 of the Company's intent not to renew the agreement or to renew on different terms. Pursuant to this agreement, the Company agreed to compensate Mr. Sawyer at a base salary not to exceed $150,000.00 per year plus employee benefits and, agreed to indemnify him against certain losses. Mr. Sawyer is entitled to an increase in base salary based upon the performance of the Company. In the event the Company's net profit equals at least $1,000,000.00, Mr. Sawyer's base salary shall be increased not to exceed $200,000.00 for such annual period and in the event the Company's annual net profit is greater than $1,000,000.00, the base salary shall increase up to $250,000.00, with such increase not to exceed 5% of all net profit in excess of $1,000,000.00. Mr. Sawyer may also be entitled to an annual discretionary bonus as determined by the Company's board of directors.

Each of these employment agreements is terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, and a change in the named executive officer's responsibilities.

Committees of the Board of Directors

                    The Board of Directors has three standing committees: Audit, Compensation and Executive. The table below indicates the members of each Board committee:

Name                       Audit            Compensation               Executive
--------------------------------------------------------------------------------

Ian Herman                                                             Chair
Gordon Hamilton            Chair            Chair                      X
John Sawyer                                                            X
Lawrence Mulcahy           X                X
Seymour Siegel             X                X

                                 Audit Committee

The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company's financial statements. The Audit Committee also has responsibility for
(i) reviewing the scope and results of the audit with the independent auditors,
(ii) reviewing the Company's financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the Company's internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are Gordon Hamilton, Lawrence Mulcahy and Seymour Siegel. The Board of Directors has determined that Seymour Siegel satisfies the criteria as the financial expert on the Audit Committee. In addition, the Board of Directors has determined that Gordon D. Hamilton, Seymour Siegel and Lawrence Mulcahy, all members of the Audit Committee, are financially literate. The Audit Committee Report is set forth below. The Audit Committee Charter is attached hereto as Exhibit A to this Proxy Statement and is available in print to any shareholder who requests a copy.


                             Audit Committee Report

Global's Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the Company's independent auditors and the Company's financial management and financial reporting procedures. The Audit Committee is comprised entirely of directors who meet the independence, financial experience and other requirements. The Audit Committee operates under a written charter adopted by the Board of Directors and which is attached as Exhibit A to this Proxy Statement.

The Company's management has responsibility for preparing the Company's financial statements and the Company's former independent auditor, Larry O'Donnell, CPA (O'Donnell") and new independent auditors Epstein, Weber and Conover ("EWC") are responsible for auditing those financial statements. In this context, the Audit Committee has met with management, O'Donnell and EWC to review and discuss the Company's audited financial statements. The Audit Committee discussed with Company management the critical accounting policies applied by the Company in the preparation of its financial statements. These policies arise in conjunction with: revenue recognition; goodwill valuations; income tax expense and accruals ;and stock compensation expense. The Company's management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with O'Donnell and EWC the matters required to be discussed by the Statement on Auditing Standards No.61 (Communications with Audit Committees) and the Sarbanes-Oxey Act of 2002, and had the opportunity to ask EWC questions relating to such matters. The discussions included the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements, The Audit Committee also discussed with Company management the process for certifications by the Company's Chief Executive Officer and Chief Financial Officer, which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

The Audit Committee reviewed with the Company's internal and independent auditors the overall scope and plans for their respective audits for 2005. The Audit Committee also received regular updates from the Company's General Auditor on internal control and business risks. The Audit Committee meets with the internal and independent auditors with and without management present, to discuss their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also meets with the Company's General Counsel, with and without management present, to discuss the Company's compliance with laws and regulations.

The Audit Committee reviewed and discussed with EWC and Larry O'Donnell, CPA, their independence and, as part of that review, received the written disclosures and letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees) and by all relevant professional and regulatory standards relating to EWC's and Larry O'Donnell, CPA's independence from the Company. The Audit Committee also reviewed and pre-approved all fees paid to the independent auditors. These fees are described in the next section of this Proxy Statement. The Audit Committee also considered whether O'Donnell's or EWC's provision of non-audit services to the Company was compatible with the auditors' independence. The Audit Committee concluded that the independent auditors, O'Donnell and EWC, are independent from the Company and it's management. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee has also retained EWC as the Company's independent auditors for the fiscal year 2006, and the Audit Committee and the Board have recommended that shareholders ratify the appointment of EWC as the Company's independent auditors for the fiscal year 2005 and future filings.

On January 9, 2006, the Audit Committee of the Board of Directors of Global Aircraft Solutions, Inc. voted to dismiss Larry O'Donnell, CPA, P.C. as the Company's independent registered public accountant. Larry O'Donnell, CPA, P.C. was notified of the dismissal on January 9, 2006. This dismissal followed the Audit Committee's receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2005. None of the reports of Larry O'Donnell, CPA, P.C. on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports did contain a going concern paragraph. During the Company's past two fiscal years and through January 9, 2006 there have been no disagreements with Larry O'Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larry O'Donnell, CPA, P.C. would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Epstein, Weber & Conover, ("EWC") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005 and future filings. The decision to engage EWC was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Registrant consulted with EWC regarding any of the items listed in Item 304(a)(2) of Regulation SB.

The Company requested that Larry O'Donnell, CPA, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated January 9, 2006, is filed as Exhibit 99.1 to the report on Form 8-K filed with the SEC.


                               The Audit Committee

                               Gordon D. Hamilton
                                Lawrence Mulcahy
                                 Seymour Siegel


                            Audit and Non-Audit Fees

The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2005 by Larry O'Donnell, CPA, P.C., the company's principal independent accounting firm in fiscal 2005. The Company appointed a new accounting firm in January 2006, Epstein, Weber and Conover. The estimated audit fees that will be payable to EWC in 2006 for audit of the 2005 10KSB is $29,000.00.

                                          Year Ended December 31,
                                         -------------------------
                                                  2005
                                         -------------------------

               Audit Fees                                $ 15,850

               Audit-related Fees (a)                       4,600

               Tax Fees (b)                                 1,000

               All Other Fees (c)                           5,250

                  Total Fees (d)                         $ 26,700



                             Compensation Committee

The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company's various compensation plans. The members of the Compensation Committee are Gordon Hamilton, Lawrence Mulcahy and Seymour Siegel.


Compensation Committee Report

There are three main compensation components for executive officers of the
Company: (1) base salary; (2) bonuses paid; and (3) incentive or non-qualified stock options granted under the Company's (i) 2002 Compensatory Stock Option Plan; or (ii) 2003 Employee Stock Compensation Plan. The Compensation Committee oversees these compensation and stock based programs. The Board approves all compensation actions regarding the Chief Executive Officer ("CEO") and all other executive officers. The Committee is composed entirely of independent members of the Board.

Base salaries of executive officers are initially set, and from time to time adjusted, to be competitive with those being paid by other area and industry companies to attract executives with comparable responsibilities and experience. The Compensation Committee of the Board of Directors normally recommends, and the Board determines, the base salary of each executive officer of the Company. The Board will be working with outside, independent consultants in establishing the compensation and equity-based programs provided to the CEO, other executive officers and employees of the Global.


Executive officers are eligible to receive increases in base salary based upon the Company's net profit performance and annual cash bonuses based upon the executives individual performance. The Executive Officer's performance is subject to an evaluation process that involves objective as well as subjective criteria.


Based on these criteria, the Company awarded the following bonuses to executive officers in the year ended December 31, 2005:

1)       John B. Sawyer -  $35,000.00
2)       Ian Herman -      $16,000.00

Executives generally receive the same healthcare benefits as other employees. Medical benefits are the same for all participants in the Company's health care program.

Executive compensation for fiscal 2005 has been paid as set forth in the Executive Compensation Table at pages 11 and 12 of this Proxy Statement and in accordance with the Employments Agreements described at page 13 of this Proxy Statement.

Since the employment agreements of both CEO/CFO Ian Herman and President/COO John Sawyer are scheduled to expire as of July 2006, the Compensation Committee is currently engaged in analysis and discussions to extend the employment agreements of both executives. The Committee anticipates that new employment agreements for both Mr. Herman an Mr. Sawyer will be finalized no later than May 31, 2006. The Compensation Committee is also actively pursuing the hiring of a Chief Financial Officer ("CFO") to eliminate the dual roles now being served by Mr. Ian Herman and in furtherance of the Company's efforts to secure listing on AMEX.

By unanimous vote of the Compensation Committee, all Director's compensation shall be made uniform based upon the compensation arrangement for Director Seymour Siegel as set forth at page 10 of this Proxy Statement. This uniform compensation shall become effective as of election at the Annual Meeting.

The foregoing report is provided by the Compensation Committee of the Board of Directors, consisting of Gordon Hamilton, Lawrence Mulcahy and Seymour Siegel.


                               Executive Committee

The Executive Committee may exercise all of the Board's power and authority when the Board is unable to meet, except that certain fundamental responsibilities, such as the declaration of dividends, are reserved to the Board. The members of the Executive Committee are Ian Herman, John Sawyer and Gordon Hamilton.


                                STOCK PERFORMANCE

GACF's stock price opened the year 2005 at $.80 per share and ended 2005 at $1.53 per share, an increase of 91%, which Management feels is reasonable and consistent with the growth in total revenue, the growth in net income, and the amount of net income earned in 2005. Management feels that the current GACF common stock share price is reasonable and consistent with the financial performance of the Company. Based upon anticipated continued growth in both total revenue and net income, Management anticipated a corresponding appreciation of the share price during 2006.

                         STOCK PERFORMANCE GRAPH & TABLE

During the fiscal year ended December 31, 2005, the Common Shares were quoted under symbol "GACF" on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. Prior to May 2, 2002, the date on which Global acquired Hamilton Aerospace, few transactions took place. The following information relates to the trading of our common stock, par value $.001 per share. The high and low last sales prices of our common stock for each quarter during our most recent fiscal year and most recent quarters, as reported by the OTC Bulletin Board to date, are set forth below:

(Performance Graph)


                                                     HIGH                LOW
                                                     ----                ---
2005
                           First Quarter            $ .94               $ .73
                           Second Quarter            1.36                 .84
                           Third Quarter             1.94                1.17
                           Fourth Quarter            1.57                1.30

2004
                           First Quarter            $ .53               $ .23
                           Second Quarter             .86                 .19
                           Third Quarter              .72                 .52
                           Fourth Quarter             .85                 .45

                           2006 STOCKHOLDER PROPOSALS

No proposals have been submitted by shareholders for the 2006 Annual Meeting of Shareholders.


                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting.


                           2007 STOCKHOLDER PROPOSALS

Global Aircraft Solutions, Inc. welcomes comments or suggestions from its shareholders. If a shareholder wants to have a proposal formally considered at the 2007 annual Meeting of Shareholders, and included in the Proxy Statement for that meeting, we must receive the proposal in writing on or before December 15, 2006. In addition, if a shareholder proposal is not received by us on or before February 5, 2007, it will not be considered or voted upon at the Annual Meeting. Proposals intended for inclusion in next year's proxy statement should be sent to James A. Fry, General Counsel, Global Aircraft Solutions, Inc., 6901 S. Park Ave., Tucson, AZ 85706.

The proxy or proxies designated by the Company will have discretionary authority to vote on any proposal properly presented by a stockholder for consideration at the 2006 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless (i) with respect to any nomination for director, a written nomination is submitted to the Company at least 90 days prior to the meeting as provided in the Bylaws of the Company, or (ii) with respect to any other shareholder proposal, notice of the proposal, containing the information required by the Bylaws of the Company is received by the Company at its principal executive offices not less than 60 days prior to the meeting and, in either case, certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.


                                  ANNUAL REPORT

A copy of the Company's Annual Report to Stockholders is being provided herewith to each stockholder entitled to vote at the 2006 Annual Meeting of Stockholders. It includes the Company's most recent Form 10-KSB Annual Report as filed with the Securities and Exchange Commission. A copy of the Company's Form 10-KSB Annual Report is available at no charge to all stockholders. For a copy write to Patricia Graham, Controller, Global Aircraft Solutions, Inc. Corporation, 6901
S. Park Ave., Tucson, AZ 85706.


                                OTHER INFORMATION

This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The Company will pay the costs relating to this Proxy Statement, the proxy and the Annual Meeting. The address of Global Aircraft Solution, Inc.'s principal executive offices is 6901 S. Park Ave., Tucson, AZ 85706, and its telephone number is (520) 294-3481. The above notice and proxy statement are sent by order of the Board of Directors.

Please vote your shares promptly.

                                             By Order of the Board of Directors,

                                             /s/ James A. Fry
                                             -----------------------------------
                                             James A. Fry
Dated: April 6, 2006                         Secretary

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

Adopted by the Board of Directors on July 15, 2004

I. Audit Committee's Purpose and Authority

The Audit Committee of Global Aircraft Solutions, Inc., a Nevada corporation (the " Company"), is appointed by the Board of Directors (the " Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is directly responsible for the appointment (subject to stockholder ratification), compensation, retention and oversight of the work of any registered public accounting firm (the "independent auditors") engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such independent auditors must report directly to the Audit Committee. The Audit Committee's other primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o Provide an avenue of communication among the independent auditors, management, and the Board.

o    Review areas of potential significant financial risk to the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the authority to retain special, legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Company will provide for appropriate funding, as determined by the Audit Committee, for the payment of
(a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (b) compensation to any advisors, including any of the experts listed above, or independent counsel employed by the Audit Committee in the performance of its duties, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in the performance of its duties.

II. Audit Committee's Composition and Meetings

Audit Committee members shall meet the requirements of AMEX, Nasdaq or any alternative national stock exchange on which the Company's equity and debt securities are listed for trading. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (a) be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a member of the Audit Committee; (b) not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, or be an affiliated person of the Company; and (c) not have participated in the preparation of the financial statements of the Company at any time during the past three (3) years. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must have past employment experience in financing or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating and Corporate Governance Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.
Executive Sessions shall be held with the independent auditors at every meeting, thereby providing a regular forum for candid discussion and reducing the pressure to request such a meeting. The Audit Committee may ask members of management or others to attend Executive Sessions and provide pertinent information as necessary.

III. Audit Committee's Responsibilities and Duties

REVIEW RESPONSIBILITIES - THE AUDIT COMMITTEE SHALL BE RESPONSIBLE TO:

1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the approved Charter published at least every three years in accordance with Securities and Exchange Commission (" SEC") regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with Company management and the independent auditors, (a) consider the integrity of the Company's accounting and financial reporting processes and controls, (b) discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, and
(c) review significant findings prepared by the independent auditors together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution and discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Item 11). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS - THE INDEPENDENT AUDITORS ARE ULTIMATELY ACCOUNTABLE TO THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS. THE AUDIT COMMITTEE SHALL:

5. Review the independence and performance of the independent auditors and annually appoint, or recommend to the Board the appointment of (subject to stockholder ratification), the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Actively engage in a dialogue with the independent auditors with respect to disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board takes, appropriate actions to oversee the independence of the Company's auditors.

7. Approve in advance the engagement of the independent auditors to render any audit or permissible non-audit services to the Company; provided that the Audit Committee may establish appropriate pre-approval policies and procedures that do not include delegation of Audit Committee responsibilities under the Securities Exchange Act of 1934 to management, in which case the engagement of the independent auditors to provide particular services may be entered into pursuant to such pre-approval policies and procedures.

8. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Statement 1.

9. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

10. Ensure that each independent auditor retained for the purpose of issuing an audit report or performing other audit, review or attest services for the Company reports directly to the Audit Committee.

11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Such discussions should include changes to the audit plan and restrictions on the scope of the auditors' activities, if any. Discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA SAS 61:

o    The auditor's responsibility under Generally Accepted Auditing Standards.

o    Significant accounting policies.

o    Management judgments and accounting estimates.

o    Significant audit adjustments.

o    Other information in documents containing audited financial statements.

     Disagreements with management - including accounting principles, scope of audit and disclosures.

o    Consultation with other accountants by management.

o      Major issues discussed with management prior to retention.

o    Difficulties encountered in performing the audit.


12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.


LEGAL COMPLIANCE

13. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.


OTHER AUDIT COMMITTEE RESPONSIBILITIES

14. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

16. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

17. Periodically perform self-assessment of the Audit Committee's performance.

18. Review financial and accounting personnel succession planning within the Company.

19. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

Adopted by the Board of Directors on July 15, 2004

                         Global Aircraft Solutions, Inc
           This Proxy is solicited on behalf of the Board of Directors
           -----------------------------------------------------------
          Proxy for 2006 Annual Meeting of Stockholders on May 5, 2006

The undersigned hereby appoints IAN HERMAN and JOHN SAWYER, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of Global Aircraft Solutions, Inc (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the J.W. Marriott Starr Pass Resort located at 3800 Starr Pass Blvd., Tucson, Arizona on May 5, 2006 at 11:00 A.M. MST, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1. Election of Directors - The Board of Directors Recommends a Vote FOR all Nominees

a) Nominees: Alfredo Mason and Gordon Hamilton for a One Year Term beginning May 2006

         [ ] FOR all nominees                [ ] WITHHELD from all nominees
         [ ] FOR all nominees except any whose name is crossed out above

b) Nominees: John Sawyer and Lawrence Mulcahy for a Two Year Term beginning May 2006

         [ ] FOR all nominees                [ ] WITHHELD from all nominees
         [ ] FOR all nominees except any whose name is crossed out above

c) Nominees: Ian Herman and Seymour Siegel for a Three Year Term beginning May 2006

         [ ] FOR all nominees                [ ] WITHHELD from all nominees
         [ ] FOR all nominees except any whose name is crossed out above

2. Proposal to ratify the appointment of Seymour Siegel as the Company's director from January 2006 until election at the 2006 Annual Shareholders Meeting. The Board of Directors Recommends a Vote FOR Proposal 2.

              [ ] FOR             [ ] AGAINST                 [ ] ABSTAIN

3. Proposal to ratify Epstein, Weber and Conover as the new independent auditors for Global Aircraft Solutions, Inc. The Board of Directors Recommends a Vote FOR Proposal 3.

              [ ] FOR             [ ] AGAINST                 [ ] ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1, "FOR" MATTER 2, AND "FOR" MATTER 3, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.

Dated____________________, 2006             Certificate No.
                                                            --------------------


_____________________________
                                            ------------------------------------
Signature                                            Print Name

______________________________
                                            ------------------------------------
Signature                                            Print Name

Mark here for address change and note below [ ]

Mark here if attending Annual Meeting [ ]

PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.
New Address: